Exhibit 10.19
WILLBROS GROUP, INC.
AMENDED AND RESTATED
2006 DIRECTOR RESTRICTED STOCK PLAN
     1. Purpose. The purpose of the Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan (the “Plan”) is to advance the interests of Willbros Group, Inc., a Republic of Panama corporation (the “Corporation”), and its stockholders by providing a means to attract and retain highly qualified persons to serve as non-employee members of the Board of Directors of the Corporation and to promote ownership by such directors of a greater proprietary interest in the Corporation, thereby aligning such directors interests more closely with the interests of stockholders of the Corporation.
     2. Definitions. In addition to the terms defined elsewhere in the Plan, the following terms, as used in the Plan, shall have the meanings indicated below:
     “Annual Award” means an Award made pursuant to Section 6(b).
     “Award” means an Award of Shares of Restricted Stock or of RSRs to an Eligible Director hereunder.
     “Award Agreement” means an agreement between the Corporation and an Eligible Director that evidences an Award.
     “Board” means the Corporation’s Board of Directors.
     “Change in Control” has the same meaning as that term is defined in the Willbros Group, Inc. Severance Plan as amended and restated effective September 25, 2003, or as it may be amended hereafter (the “Severance Plan”), except that subparagraph (vi) of such definition in the Severance Plan shall not be part of the definition of Change in Control for purposes of the Plan.
     “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations.
     “Commission” means the U.S. Securities and Exchange Commission.
     “Common Stock” means the common stock, par value U.S. $.05 per share, of the Corporation.
     “Disability” means a termination of a Participant’s service as a member of the Board as a result of a physical or mental impairment of sufficient severity such that, in the opinion of a physician selected by the Corporation, he or she is unable to continue to serve as a director of the Corporation.
     “Eligible Director” or “Participant” means each member of the Board who, on the date on which a Restricted Stock or RSR Award is made to him or her under Section 6 hereof, is not a salaried officer or employee of the Corporation or any of the Subsidiaries.

     “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules.
     “Fair Market Value” means the average of the high and low per share sale prices for Common Stock on the composite tape for securities listed on the NYSE for the day in question, except that such average price shall be rounded up (if necessary) to the nearest cent, or if no such sale prices were reported for such date, for the most recent trading day prior to such date for which sale prices were reported.
     “Initial Award” means an Award made pursuant to Section 6(a).
     “Initial Award Date” means (a) the date an Eligible Director is initially elected or appointed to the Board or (b) the date on which a member of the Board who is not an Eligible Director initially becomes an Eligible Director.
     “Non-U.S. Eligible Director” means an Eligible Director who is not a citizen or resident of the United States.
     “NYSE” means the New York Stock Exchange, Inc.
     “Restricted Stock” means a Share which is awarded pursuant to, and subject to the terms of Sections 6 and 7, and is subject to such additional terms and restrictions as set forth in the relevant Award Agreement.
     “Retirement” means the termination of a Participant’s service as a member of the Board at the end of any full term to which he or she was elected or appointed.
     “RSR” (Restricted Stock Right) means the right to receive, upon vesting of the RSR, a Share, which RSR is granted pursuant to, and subject to the terms of Sections 6 and 7, and is subject to such additional terms and restrictions as set forth in the relevant Award Agreement.
     “Rule 16b-3” means Rule 16b-3, as applicable to the Plan and Participants, promulgated by the Commission under Section 16 of the Exchange Act.
     “Securities Act” means the U.S. Securities Act of 1933, as amended from time to time. References to any provision of the Securities Act include rules thereunder and successor provisions and rules.
     “Share” means a share of Common Stock and such other securities as may be substituted or resubstituted for such Share pursuant to Section 9 hereof.
     “Subsidiary(ies)” means one or more corporations, partnerships, limited liability companies, joint ventures or other entities in which the Corporation owns, directly or indirectly, not less than 50 percent of the total combined voting power of all classes of stock of such corporation or of the capital interests or profits interests of such partnership, limited liability company, joint venture or other entity.
     “U.S. Eligible Director” means an Eligible Director who is a citizen or resident of the United States.
     3. Shares Available under the Plan. Subject to adjustment as provided in Section 9, the total number of Shares reserved and available for issuance under the Plan is 50,000. Such Shares may be authorized but unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant. For purposes of the Plan, if Shares of Restricted Stock or RSRs are forfeited, the forfeited Shares of Restricted Stock or the Shares reserved for issuance upon the vesting of the forfeited RSRs shall again be available for issuance under the Plan.
     4. Administration of the Plan. The Plan shall be administered by the Board; provided, however, that any action by the Board relating to the Plan shall be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, who are not then eligible to participate in the Plan.
     5. Eligibility. Each Eligible Director shall be eligible to participate under the Plan; provided, however, any Eligible Director may decline an Award which would otherwise be awarded hereunder.
     6. Restricted Stock and RSR Awards. Without further action by the Board or the stockholders of the Corporation, each U.S. Eligible Director shall be automatically awarded Shares of Restricted Stock and each Non-U.S. Eligible Director shall be awarded RSRs under the Plan, as follows:
     (a) Initial Award. On the Initial Award Date, each Eligible Director shall be awarded that number of Shares of Restricted Stock or RSRs determined by dividing $30,000 by the Fair Market Value on the date of the Award, or if such day is not a trading day on the NYSE, on the immediately preceding trading day. The number of Shares or RSRs so determined shall be rounded to the nearest number of whole Shares or RSRs (subject to adjustment as provided in Section 9). Except as otherwise provided herein, the Shares or RSRs subject to an Initial Award shall vest on the first anniversary of the date of the Award.
     (b) Annual Awards. Except as provided in the next sentence, on the second Monday in January of each year on which an Eligible Director continues to be an Eligible Director, such Eligible Director shall be awarded that number of Shares of Restricted Stock or RSRs determined by dividing $75,000 by the Fair Market Value on the date of the Award, or if such day is not a trading day on the NYSE, on the immediately preceding trading day. On the second Monday in January of each year on which an Eligible Director who is the Chairman of the Board continues to be an Eligible Director, such Chairman of the Board shall be awarded that number of Shares of Restricted Stock or RSRs determined by dividing $150,000 by the Fair Market Value on the date of the Award, or if such day is not a trading day on the NYSE, on the immediately preceding trading day. The number of Shares or RSRs so determined shall be rounded to the nearest number of whole Shares or RSRs (subject to adjustment as provided in Section 9). Except as otherwise provided herein, the Shares or RSRs subject to an Annual Award shall vest on the first anniversary of the date of the Award.
     7. Limitations on Restricted Stock and RSRs.
     (a) Shares of Restricted Stock and RSRs shall not be sold, assigned, transferred or otherwise disposed of, mortgaged, pledged or otherwise encumbered until such Shares of Restricted Stock or RSRs have vested pursuant to the Plan.
     (b) Except as provided in this Section 7, (i) U.S. Eligible Directors shall have, with respect to their Shares of Restricted Stock, all of the rights of a stockholder of the Corporation holding the Shares, including the right to vote the Shares and the right to receive any dividends paid thereon, and (ii) Non-U.S. Eligible Directors shall receive an amount in cash equivalent to the amount or value of the dividends that would be paid on the Shares that are issuable upon the vesting of RSRs held by a Non-U.S. Eligible Director when dividends are paid on Shares, but shall have no right to vote the Shares issuable upon the vesting of RSRs held by the Non-U.S. Eligible Director. Any dividends or distributions that are paid or made in Shares shall be subject to the same restrictions as the Shares of Restricted Stock in respect of which such dividends or distributions were paid or made.
     (c) Shares of Restricted Stock shall be issued in such form as the Board may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any stock certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan and an Award Agreement. Copies of such Plan and Award Agreement are on file at the headquarters offices of Willbros Group, Inc.”
The Board may require that the certificates evidencing such Shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any such Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.
The terms of each Award shall be set forth in an Award Agreement between the Corporation and the Participant, which Award Agreement shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of the Plan.
     (d) Shares of Restricted Stock and RSRs shall vest in accordance with the terms of the Plan; provided, however, that Shares of Restricted Stock and RSRs shall vest with respect to 100% of such Shares or RSRs upon the termination of the Participant’s service as a member of the Board by reason of death, Disability or Retirement.
     (e) In the event of the termination of service of a Participant as a member of the Board other than by reason of death, Disability or Retirement, the Participant shall forfeit the Shares of Restricted Stock or RSRs which are not vested as of the date of termination.
     (f) Upon the occurrence of a Change in Control, all Shares of Restricted Stock and all RSRs awarded under the Plan and not previously forfeited shall immediately become fully vested.
     8. Other Provisions; Securities Registration. The award of Shares of Restricted Stock or RSRs under the Plan may also be subject to such other provisions as counsel to the Corporation deems appropriate, including without limitation, provisions imposing restrictions on resale or other disposition of the Shares or RSRs and such provisions as may be appropriate to comply with applicable securities laws and stock exchange requirements. The Corporation shall not be required to deliver any certificate for Shares of Restricted Stock awarded under the Plan or Shares issuable upon the vesting of RSRs prior to the admission of such Shares to listing on any stock exchange on which Common Stock at that time may be listed.
     All certificates for Shares of Restricted Stock delivered under the terms of the Plan or Shares issuable upon the vesting of RSRs shall be subject to such stop-transfer orders and other restrictions as counsel to the Corporation may deem advisable under applicable securities laws, rules and regulations thereunder, and the rules of any stock exchange on which Common Stock may be listed. The Corporation may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to such Shares.
     9. Adjustments.
     (a) Corporate Transactions and Events. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Corporation, stock split or reverse split, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant’s rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Shares and otherwise equitable, in (i) the number and kind of Shares reserved and available for issuance under Section 3, and (ii) the number and kind of Shares subject or to be subject to each automatic award of Shares of Restricted Stock or RSRs under Section 6.
     (b) Insufficient Number of Shares. If at any date an insufficient number of Shares are available under the Plan for the automatic award of Shares of Restricted Stock and RSRs (including the satisfaction of Shares issuable on the vesting of RSRs) made at that date, Awards under Section 6 shall be automatically awarded proportionately to each Eligible Director, to the extent Shares are then available and otherwise as provided under Section 6.
     (c) Notice of Adjustment. Upon the occurrence of each event for which an adjustment with respect to an Award has been made as provided in this Section 9, the Corporation shall mail forthwith to each Participant a copy of its computation of such adjustment which shall be conclusive and binding upon each Participant.
     10. Amendment and Termination of Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or authority to make Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration shall be subject to the approval of the Corporation’s stockholders at or before the next annual meeting of stockholders of the Corporation for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system then in effect, and the Board may otherwise determine to submit other such amendments or alterations to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any outstanding Award.
     11. Government Regulations. The Corporation’s obligation to issue and deliver Shares under an Award Agreement is subject to the requirements of any governmental authority with jurisdiction over the authorization, issuance or sale of such Shares.
     12. Notice. Any written notice to the Corporation required or permitted by any of the provisions of the Plan shall be addressed to the President of the Corporation at the principal offices of the Corporation and shall become effective only when it is received by the office of the President. Any written notice to a Participant required or permitted by any of the provisions of the Plan shall be addressed to such Participant at his or her address as reflected in the records of the Corporation and shall become effective only when it is received by such Participant.
     13. General Provisions.
     (a) Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan, to the extent not otherwise governed by the Code, the Securities Act or the Exchange Act, shall be governed by the laws of the Republic of Panama (without regard to the conflicts of laws rules thereof).
     (b) Severability. If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Corporation, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Corporation, materially altering the intent of the Plan, it shall be deleted and the remainder of the Plan shall remain in full force and effect; provided, however, that, unless otherwise determined by the Corporation, the provisions shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Corporation.
     (c) Compliance with Laws and Obligations. The Corporation shall not be obligated to issue or deliver Shares under the Plan in a transaction subject to the registration requirements of the Securities Act or any other federal or state securities law, any requirement under any listing agreement between the Corporation and any stock exchange or automated quotation system, or any other law, regulation or contractual obligation of the Corporation, until the Corporation is satisfied that such laws, regulations and other obligations of the Corporation have been complied with in full. Certificates representing Shares issued under the Plan shall be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Corporation, including without limitation any requirement that a legend or legends be placed thereon.
     (d) Compliance with Rule 16b-3. It is the intent of the Corporation that this Plan comply in all respects with applicable provisions of Rule 16b-3. Accordingly, if any provision of this Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to a Participant, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements with respect to such Participant.
     (e) No Right to Continue as a Director. Nothing contained in the Plan or any agreement hereunder shall confer upon any Participant any right to continue to serve as a member of the Board.
     (f) Non-exclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for directors as it may deem desirable.
     14. Stockholder Approval, Effective Date and Plan Termination. The Plan shall be effective if, and at such time as, the stockholders of the Corporation have approved it in a manner that satisfies the requirements of the General Corporation Law of the Republic of Panama and the rules of the NYSE. Unless earlier terminated by action of the Board, the Plan shall remain in effect until such time as no Shares remain available for issuance under the Plan and the Corporation and Participants have no further rights or obligations under the Plan.
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Adopted by the Board of Directors of Willbros Group, Inc. on June 14, 2006, and by the Stockholders of Willbros Group, Inc. on August 2, 2006; amended by the Board of Directors of Willbros Group, Inc. on January 9, 2007, to be effective January 9, 2007; and amended and restated by the Board of Directors of Willbros Group, Inc. on January 15, 2008, to be effective January 14, 2008.